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                                  EXHIBIT 23.2

                          INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Registration Statement No. 333-11235 of DBT Online, Inc. on Form S-8 of our report dated January 20, 1995, appearing in this Annual Report on Form 10-K of DBT Online, Inc.
for the year ended December 31, 1996.


AHEARN, JASCO + COMPANY, P.A.



Pompano Beach, Florida
March 26, 1997